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                                                                      EXHIBIT 24

                       FORM S-8 REGISTRATION STATEMENT FOR

               CAMPBELL SOUP COMPANY 1994 LONG-TERM INCENTIVE PLAN

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ellen Oran Kaden and John J. Furey, and each of them severally, until August 1, 2000, their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-8 covering the registration under the Securities Act of 1933 for participants in the Campbell Soup Company 1994 Long-Term Incentive Plan, and any amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

CAMPBELL SOUP COMPANY                               May 25, 2000

Signature

/s/ David W. Johnson                                /s/ David K.P. Li
-----------------------------                       ----------------------------
David W. Johnson                                    David K.P. Li
President, Chief Executive                          Director
Officer and Director

/s/ Philip E. Lippincott                            /s/ Mary Alice D. Malone
-----------------------------                       ----------------------------
Philip E. Lippincott                                Mary Alice D. Malone
Chairman and Director                               Director

/s/ Alva A. App                                     /s/ Charles R. Perrin
-----------------------------                       ----------------------------
Alva A. App                                         Charles R. Perrin
Director                                            Director

/s/ Edmund M. Carpenter                             /s/ Charles H. Mott
-----------------------------                       ----------------------------
Edmund M. Carpenter                                 Charles H. Mott
Director                                            Director

/s/ Bennett Carpenter                               /s/ George M. Sherman
-----------------------------                       ----------------------------
Bennett Dorrance                                    George M. Sherman
Director                                            Director

/s/ Thomas W. Field, Jr.                            /s/ Donald M. Stewart
-----------------------------                       ----------------------------
Thomas W. Field, Jr.                                Donald M. Stewart
Director                                            Director

/s/ Kent B. Foster                                  /s/ George Strawbridge, Jr.
-----------------------------                       ----------------------------
Kent B. Foster                                      George Strawbridge, Jr.
Director                                            Director

/s/ Harvey Golub                                    /s/ Charlotte C. Weber
-----------------------------                       ----------------------------
Harvey Golub                                        Charlotte C. Weber
Director                                            Director